Exhibit 4.3

EXECUTION COPY

AMENDMENT NO. 1

TO

SECOND AMENDED AND RESTATED INVESTORS’ RIGHTS AGREEMENT

The Second Amended and Restated Investors’ Rights Agreement (the “Investors’ Rights Agreement”), dated as of June 6, 2011, by and among TESARO, INC., a Delaware corporation (the “Company”), and the other parties thereto, is hereby amended as of July 7, 2011.

WHEREAS, the Company is party to that certain Series B Preferred Stock Purchase Agreement, dated as of June 6, 2011, by and among the Company and the Investors party thereto (as amended, the “Purchase Agreement”);

WHEREAS, pursuant to Section 4.7 of the Investors’ Rights Agreement, the Company may amend the Investors’ Rights Agreement only with the written consent of the holders of (i) a majority of the then-outstanding shares of Series A Preferred Stock, (ii) at least sixty percent (60%) of the then-outstanding shares of Series B Preferred Stock, including either InterWest Partners X, LP or KPCB Holdings, Inc., so long as InterWest Partners X, LP and KPCB Holdings, Inc. are Major Investors, and (iii) with respect to Section 3.5 of the Investors’ Rights Agreement, a majority of Registrable Securities that are held by Major Investors (collectively, a “Requisite Majority”); and

WHEREAS, in connection with entering into an amendment to the Purchase Agreement and the issuance and sale by the Company of Additional Shares to Additional Purchasers (as such terms are defined in the Purchase Agreement), including to Venrock Healthcare Capital Partners, L.P., the Company and the undersigned parties to the Investors’ Rights Agreement, constituting a Requisite Majority, have agreed to amend the Investors’ Rights Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Investors’ Rights Agreement is hereby amended as follows:

1.             Definitions.

Capitalized terms appearing herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Investors’ Rights Agreement.

2.             Amendments.

2.1          Section 3.5 of the Investors’ Rights Agreement is hereby amended by adding a new clause (e) immediately following clause (d) and immediately prior to the ultimate paragraph thereof.  The new clause (e) shall read as follows:

“(e)         Venrock Healthcare Capital Partners, L.P. (“Venrock”) is a Major Investor, the Company shall invite a representative of Venrock, who initially shall be Anders Hove, to attend all meetings of the Board of Directors in a nonvoting observer capacity and, in this respect, shall give such representative copies of all notices, minutes, consents and other materials that it provides to its directors; provided, however, that such representative shall agree to hold in confidence and trust all information provided and; provided, further, that the Company reserves the right to withhold any information and to exclude such representative from any meeting or portion thereof if access to such information or attendance at such meeting could adversely affect the attorney-client privilege between the Company and its counsel or result in disclosure of trade secrets or a conflict of interest, or if such Major Investor or its representative is a Competitor of the Company.”

2.2          Section 4.7 of the Investors’ Rights Agreement is hereby amended by (i) deleting the word “and” from immediately prior to clause (d) in the text of the proviso to the third sentence thereof and (ii) adding a new clause (e) the text of such proviso, immediately following clause (d) thereof.  The new clause (e) shall read as follows:

“and (e) any amendment or waiver of Section 3.5(e) shall require the consent of Venrock (for such time and for so long as Venrock is a Major Investor)”

2.3          Schedule A to the Investors’ Rights Agreement is hereby amended by deleting it and replacing it in its entirety with Schedule A hereto.

2.4          Schedule C to the Investors’ Rights Agreement is hereby amended by deleting it and replacing it in its entirety with Schedule C hereto.

3.             General.

Except as modified by this amendment, which shall be effective as of the first date written above, the Investors’ Rights Agreement shall remain in full force and effect, enforceable in accordance with its terms.

[signature page follows]

2

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

TESARO, INC.

By:	/s/ Leon O. Moulder, Jr.
Name:	Leon O. Moulder, Jr.
Title:	Chief Executive Officer

Address:	309 Waverley Oaks Road, Suite 101
Waltham, MA 02452
	Attn:	Leon O. Moulder, Jr.
	Phone:	339-970-0901
	E-mail:	lmoulder@tesarobio.com
	Fax:	339-469-8966

With a copy to:

Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, MD 21202
	Attn:	Asher M. Rubin
	Phone:	410-659-2777
	E-mail:	asher.rubin@hoganlovells.com
	Fax:	410-659-2701

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR AND FOUNDER:

LEON O. MOULDER, JR.

/s/ Leon O. Moulder, Jr.

Address:	18132 Via Caprini Drive
Miromar Lakes, FL 33913
	Phone:	339-970-0901
	E-mail:	lmoulder@tesarobio.com
	Fax:	339-469-8966

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR AND FOUNDER:

MARY LYNNE HEDLEY

/s/ Mary Lynne Hedley

Address:	51 Follen Road
Lexington, MA 02421
	Phone:	339-970-0902
	E-mail:	mlhedley@tesarobio.com
	Fax:	339-469-8967

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR AND FOUNDER:

RICHARD J. RODGERS

/s/ Richard J. Rodgers

Address:	101 George Street
Excelsior, MN 55331
	Phone:	339-970-0903
	E-mail:	rrodgers@tesarobio.com
	Fax:	339-469-8965

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

NEW ENTERPRISE ASSOCIATES 13, LIMITED PARTNERSHIP

By:	NEA Partners 13, Limited Partnership
its general partner

By:	NEA GP 13, LTD, its general partner

	By:	/s/ Louis A. Citron
	Name:	Louis A. Citron
	Title:	Chief Legal Officer

NEA VENTURES 2010, LIMITED PARTNERSHIP

By:	/s/ Louis A. Citron
Name:	Louis A. Citron
Title:	Vice-President

Address:	5245 Wisconsin Avenue, Suite 800
Chevy Chase, MD 20815
	Attn:	Louis Citron
	Phone:	410-842-4105
	E-mail:	lcitron@nea.com
	Fax:	301-272-1725

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

SARA NAYEEM, M.D.

/s/ Sara Nayeem, M.D.

Address:	c/o New Enterprises Associates 13, Limited Partnership
5245 Wisconsin Avenue, Suite 800
Chevy Chase, MD 20815
	Attn:	Louis Citron
	Phone:	410-842-4105
	E-mail:	lcitron@nea.com
	Fax:	301-272-1725

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

INTERWEST PARTNERS X, LP
By:	InterWest Management Partners X, LLC, its general partner

	By:	/s/ Arnold L. Oronsky
	Name:	Arnold L. Oronsky
	Title:	Managing Director

Address:	InterWest Partners
2710 Sand Hill Road, 2nd Floor
Menlo Park, CA 94025
	Attn:	Karen Wilson
	Phone:	650-854-8585
	E-mail:	kwilson@interwest.com
	Fax:	650-854-4706

With a copy to:

Gunderson Detmer Stough Villeneuve
Franklin & Hachigian, LLP
1200 Seaport Blvd.
Redwood City, CA 94063
	Attn:	Marcia A. Hatch
	Phone:	650-463-5266
	E-mail:	mhatch@gunder.com
	Fax:	877-881-6112

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

KPCB HOLDINGS, INC.,
as nominee

By:	/s/ Brook Byers
Name:	Brook Byers
Title:	Senior Vice President

Address:	Kleiner Perkins Caufield & Byers
2750 Sand Hill Road
Menlo Park, CA 94025
	Attn:	Sue Biglieri
	Phone:	650-233-3372
	E-mail:	sbiglieri@kpcb.com
	Fax:	650-233-0323

With a copy to:

Gunderson Detmer Stough Villeneuve
Franklin & Hachigian, LLP
1200 Seaport Blvd.
Redwood City, CA 94063
	Attn:	Marcia A. Hatch
	Phone:	650-463-5266
	E-mail:	mhatch@gunder.com
	Fax:	877-881-6112

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

T. ROWE PRICE ASSOCIATES, INC.
Investment Adviser, for and on behalf of the advisory clients on Attachment A to this signature page and listed below:

T. Rowe Price Health Sciences Fund, Inc.
TD Mutual Funds — TD Health Sciences Fund
Valic Company I — Health Sciences Fund
T. Rowe Price Health Sciences Portfolio
John Hancock Trust — Health Sciences Trust

By:	/s/ Kris H. Jenner
Name:	Kris H. Jenner
Title:	Vice President

Address:	T. Rowe Price Associates, Inc.
100 East Pratt Street
Baltimore, MD 21202
	Attn:	Andrew Baek, Vice President
and Senior Legal Counsel
	Phone:	410-345-2090
	E-mail:	Andrew_baek@troweprice.com
	Fax:	410-345-6575

With a copy to:

Duane Morris LLP
111 S. Calvert Street, Suite 2000
Baltimore, MD 21202
	Attn:	Keli Isaacson Whitlock
	Phone:	410-949-2912
	E-mail:	kwhitlock@duanemorris.com
	Fax:	410-949-2952

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

A.M. PAPPAS LIFE SCIENCE VENTURES IV, L.P.
By:	AMP&A Management IV, LLC
Its:	General Partner

	By:	/s/ Ford S. Worthy
	Name:	Ford S. Worthy
	Title:	Partner & CFO

PV IV CEO FUND, L.P.
By:	AMP&A Management IV, LLC
Its:	General Partner

	By:	/s/ Ford S. Worthy
	Name:	Ford S. Worthy
	Title:	Partner & CFO

Address:	c/o Pappas Ventures
P. O. Box 110287
Research Triangle Park, NC 27709
	Attn:	Ford S. Worthy
	Phone:	919-998-3330
	E-mail:	fworthy@pappasventures.com
	Fax:	919-998-3301

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

LEERINK SWANN HOLDINGS, LLC

By:	/s/ Timothy A.G. Gerhol
Name:	Timothy A.G. Gerhold
Title:	General Counsel

LEERINK SWANN CO-INVESTMENT FUND, LLC

By:	/s/ Joseph R. Gentile
Name:	Joseph R. Gentile
Title:	CAO

Address:	Leerink Swann LLC
One Federal Street, 37th Floor
Boston, MA 02110
	Attn:	Timothy Gerhold, Esq.
	Phone:	617-918-4514
	E-mail:	tim.gerhold@leerink.com
	Fax:	617-918-4720

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	Deerfield Capital, L.P.
General Partner

By:	J.E. Flynn Capital, LLC
General Partner

	By:	/s/ David J. Clark
	Name:	David J. Clark
	Title:	Authorized Signatory

DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL, LIMITED

By:	/s/ David J. Clark
Name:	David J. Clark
Title:	Authorized Signatory

Address:	c/o Deerfield Management Co.
780 Third Ave., 37th Fl.
New York, NY 10017
	Attn:	David J. Clark
	Phone:	646-536-5661
	E-mail:	DClark@deerfieldpartners.com
	Fax:	646-536-5662

With a copy to:

Katten Muchin Rosenman LLP
575 Madison Avenue
New York, NY 10022-2585
	Attn:	Mark I. Fisher
	Phone:	212-940-8877
	E-mail:	mark.fisher@kattenlaw.com
	Fax:	212-894-5877

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

ORACLE PARTNERS, LP

By:	Oracle Associates, LLC,
its General Partner

	By:	/s/ Larry N. Feinberg
	Name:	Larry N. Feinberg
	Title:	Managing Member

ORACLE INSTITUTIONAL PARTNERS, LP

By:	Oracle Associates, LLC,
its General Partner

	By:	/s/ Larry N. Feinberg
	Name:	Larry N. Feinberg
	Title:	Managing Member

Address:	Oracle Investment Management, Inc.
200 Greenwich Avenue
Greenwich, CT 06830
	Attn:	Aileen Wiate
	Phone:	203-862-7980
	E-mail:	awiate@oraclepartners.com
	Fax:	203-862-7982

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 1 to the Second Amended and Restated Investors’ Rights Agreement as of the date first written above.

INVESTOR:

OPKO HEALTH, INC.

By:	/s/ Steven D. Rubin
Name:	Steven D. Rubin
Title:	Exec. V.P.

Address:	4400 Biscayne Boulevard
Miami, FL 33137
	Attn:	Kate Inman
	Phone:	(305) 575-4138
	E-mail:	kinman@opko.com
Fax:

SIGNATURE PAGE TO AMENDMENT NO. 1 TO THE SERIES B PREFERRED SECOND AMENDED AND

RESTATED INVESTORS’ RIGHTS AGREEMENT FOR TESARO, INC.

SCHEDULE A

Investors

Series A Investor:	Shares of Series A Preferred Stock:
New Enterprise Associates 13, Limited Partnership	17,970,000
NEA Ventures 2010, Limited Partnership	25,000
Sara Nayeem	5,000
Leon O. Moulder, Jr.	1,500,000
Mary Lynn Hedley	250,000
Richard J. Rodgers	250,000

Series B Investor:	Shares of Series B Preferred Stock:
New Enterprise Associates 13, Limited Partnership	7,741,199
Sara Nayeem	2,298
InterWest Partners X, LP	3,871,748
KPCB Holdings, Inc.	2,903,811
T. Rowe Price Health Sciences Fund, Inc.	972,450
TD Mutual Funds — TD Health Sciences Fund	49,821
VALIC Company I — Health Sciences Fund	68,928
T. Rowe Price Health Sciences Portfolio	18,322
John Hancock Trust — Health Sciences Trust	51,999
A.M. Pappas Life Science Ventures IV, L.P.	923,959
PV IV CEO FUND, L.P.	43,977
Leerink Swann Holdings, LLC	193,587
Leerink Swann Co-Investment Fund, LLC	193,587
Deerfield Special Situations Fund, L.P.	150,998
Deerfield Special Situations Fund International, Limited	236,176
Oracle Partners, LP	792,251
Oracle Institutional Partners, LP	175,685
Venrock Healthcare Capital Partners, L.P.	818,256
VHCP Co-Investment Holdings, LLC	149,680
Frost Gamma Investments Trust	193,587

SCHEDULE C

Major Investors

New Enterprise Associates 13, Limited Partnership

InterWest Partners X, LP

KPCB Holdings, Inc.

T. Rowe Price Associates, Inc. (Investment Adviser, for and on behalf of the following advisory clients and their nominees: T. Rowe Price Health Sciences Fund, Inc., TD Mutual Funds — TD Health Sciences Fund, VALIC Company I — Health Sciences Fund, T. Rowe Price Health Sciences Portfolio, John Hancock Trust — Health Sciences Trust)

A.M. Pappas Life Science Ventures IV, L.P.

Venrock Healthcare Capital Partners, L.P.